Exhibit 10.2

STOCK AWARD AGREEMENT

Hitek Global Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), hereby grants Restricted Stock Award under the Hitek Global Inc. 2025 Equity Incentive Plan (the “Plan”), a copy of which is attached hereto as Exhibit A, of Class A Ordinary Shares, $0.0001 par value per share, of the Company (“Class A Shares”) to the grantee (the “Grantee”) named in the Notice of Restricted Stock Grant (the “Grant Notice”) attached hereto as Exhibit B. This is a Stock Award Agreement (this “Agreement”) between the Company and the Grantee effective as of the date of grant specified in the Grant Notice. Capitalized terms used in this Agreement without definition shall have the meanings assigned to them in the Plan.

1. Grant of Restricted Stock.

(a) Subject to the terms and conditions of this Agreement, the Company hereby awards to the Grantee the number of Class A Shares (the “Shares”) specified in the Grant Notice. The Shares are subject to the restrictions provided for in this Agreement and are referred to collectively as the “Restricted Shares” and each as a “Restricted Share.”

(b) The Restricted Shares will be evidenced by this Agreement and the Grant Notice until such time as the Shares “vest” pursuant to the terms of this Agreement and the Plan and shall be evidenced by the Shares being issued to the Grantee by recording the Grantee as holder of such shares in the Register of Members of the Company (or, as applicable, the transfer agent of the Company). All restrictions provided for in this Agreement will apply to each Restricted Share and to any other securities distributed with respect to that Restricted Share. Each Restricted Share will remain restricted and subject to forfeiture to the Company unless and until that Restricted Share has vested by the issue of the relevant number of shares and entry of the Grantee in the Register of Members of the Company as holder of such “vested” shares in accordance with all of the terms and conditions of this Agreement, the Plan and the Amended and Restated Memorandum and Articles of Association of the Company.

(c) The Grantee agrees that the Company need not deliver to the Grantee a share certificate for any Shares or enter Restricted Shares in the Register of Members of the Company in the name of the Grantee (or, as applicable, the Company’s transfer agent to register the Shares in a book entry form with respect to any Restricted Shares). The Grantee shall have no right to transfer any Restricted Shares, except as approved by the Administrator (pursuant to the Plan or otherwise).

2. Vesting. The Restricted Shares that have not previously been forfeited will vest and be issued and allotted by the Company to the Grantee in the numbers and on the dates specified in the vesting schedule as set forth in the Grant Notice, subject to the Grantee’s continued employment or engagement with the Company or any of its Affiliates through each such date. The Administrator has the power, in its sole discretion, to declare at any time that the Restricted Shares subject to this award shall vest and be allotted and issued by the Company in whole or in part.

3. Lapse of Restrictions; Issuance of Unrestricted Shares. Upon the vesting of any Restricted Shares and allotment and issue by the Company of such number of “vested” Shares to the Grantee, such Shares shall no longer be Restricted Shares and will no longer be subject to forfeiture as provided in Section 4 of this Agreement, and the Company will have the vested Shares be allotted and issued and entered into the Register of Members of the Company in the Grantee’s name (or, as applicable, registered by using a book entry form with the transfer agent of the Company).

4.  Forfeiture. If the Grantee’s employment with or provision of consulting or other services to the Company is terminated for any reason, whether by the Company, by the Grantee or otherwise, voluntarily or involuntarily, other than in the circumstances explicitly excepted from this provision by Section 2 of this Agreement, then any Restricted Shares that have not previously vested and been allotted and issued by the Company shall be forfeited by the Grantee to the Company without requirement of any payment of consideration by the Company, the Grantee shall thereafter have no right, title, or interest whatever in such Restricted Shares, and, if the Company does not have custody of any and all certificates representing Restricted Shares so forfeited. Additionally, if required to do so,1 the Grantee will deliver to the Company a share transfer form (or execute such other document(s) that may reasonably be required by the Company) duly executed in blank relating to any and all Restricted Shares forfeited to the Company in accordance with the previous sentence or, if such share transfer form has previously been tendered to the Company, the Company will be authorized to deem such previously tendered share transfer form delivered, and the Company will be authorized to surrender, cancel any and all Restricted Shares so forfeited and to cause the update of Register of Members of the Company evidencing any Shares that vested prior to forfeiture.

5.  Shareholder Rights. As of the date of grant specified in the Grant Notice, the Grantee shall have no rights of a shareholder of the Company with respect to the any Restricted Shares (including voting rights and the right to receive dividends and other distributions), such rights shall only be gained on vesting of the Shares and entry of the Grantee as the holder of such Shares in the Register of Members of the Company, except as otherwise specifically provided in this Agreement.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Any certificate representing the Shares shall bear the following legend noting the existence of the restrictions and the Company’s rights to reacquire the Shares set forth in this Agreement:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b) If the Shares issuable pursuant to the Plan have not been registered with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-8 prior to the issuance of the Shares, the certificate representing the Shares shall bear the following legend regarding Securities Act compliance:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c) The Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

1 Maples Note: A share transfer form in respect of any “Restricted Shares” should not be required as the shares will not be issued (and entered in the Register of Members of the Company) to the Grantee until the shares have “vested” and are no longer restricted. However, this language can be retained in case any shares have been incorrectly issued and have to be transferred back from the Grantee.

(d) The Company shall not be required (i) to transfer on its Register of Members any v Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Amended and Restated Memorandum and Articles of Association of the company or (ii) to treat as owner of the Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom the Shares shall have been so transferred.

7. Tax Consequences and Withholdings. The Grantee understands that unless a proper and timely Section 83(b) election has been made as further described below, generally under Section 83 of the Code, at the time the Shares vest and are issued to the Grantee, the Grantee will recognize ordinary income equal to the fair market value of the Shares then vesting and issued to such Grantee. The Grantee shall be solely responsible for tax obligations that arise as a result of the vesting and Issue or sale of the Shares. When the Grantee recognizes income upon vesting and issue of the Shares, or upon filing a Section 83(b) election as described below, the Company shall have the right to require the payment (through withholding from the Grantee’s salary or otherwise) of any federal, state, local, or foreign taxes based on the fair market value of the Shares then vesting and issued (or, in the case of an election under Section 83(b), as of the date of issuance). In furtherance and not in limitation of the foregoing: (i) the Company shall have the right to require the Grantee to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of the Shares, and (ii) in lieu of all or any part of such a cash payment, the Administrator may permit the Grantee to provide all or any part of the required withholdings through a reduction of the number of vested and issued Shares otherwise issuable to the Grantee by the Company hereunder, or through forfeit to the Company of other Shares held by the Grantee, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

8. Section 83(b) Election. The Grantee has been informed that, with respect to the grant of Restricted Shares, an election may be filed by the Grantee with the Internal Revenue Service, within thirty (30) days of the date of issuance, electing pursuant to Section 83(b) of the Code to be taxed upon making such election on the fair market value of the Restricted Shares on the date of award. The Grantee acknowledges that it is the Grantee’s sole responsibility to timely file the election under Section 83(b) of the Code if the Grantee chooses to make such an election. The Grantee has been advised that he or she should consult his or her personal tax or financial advisor with any questions regarding whether to make a Section 83(b) election. If the Grantee makes such election, the Grantee shall promptly provide the Company a copy of the election form.

9.  Discontinuance of Employment. This Agreement shall not give the Grantee a right to continued employment or engagement with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Grantee may terminate his or her employment or engagement at any time and otherwise deal with the Grantee without regard to the effect it may have upon him or her under this Agreement.

10. Adjustments for Changes in Capitalization.

The Restricted Shares granted or Shares issued and allotted pursuant to this Agreement shall be subject to adjustments for changes in the Company’s capitalization as provided in Section 7 of the Plan.

11. Interpretation. All decisions and interpretations made by the Administrator with regard to any question arising hereunder shall be binding and conclusive upon the Company and the Grantee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

12. Award Subject to Certificate of Incorporation and Bylaws. The Grantee acknowledges that the Shares (including any Restricted Shares) are subject to the Amended and Restated Memorandum and Articles of Association, as amended from time to time, of the Company, and any applicable federal or state laws, rules, or regulations.

13. Binding Effect and Amendment. This Agreement shall be binding in all respects on the heirs, representatives, successors, and assigns of the Grantee. This Agreement contains all terms and conditions with respect to the subject matter hereof and no amendment, modification, or other change hereto shall be of any force or effect unless and until set forth in a writing executed by the Grantee and the Company. This Agreement may be executed in one or more counterparts, which together shall constitute a binding agreement. Photocopies or other facsimiles of a party’s original signature hereto shall be deemed binding originals when delivered to the other party hereto, regardless of the medium of delivery.

14. Compliance with Law. The issuance and transfer of Restricted Shares shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares may be listed. No shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Grantee understands that the Company is under no obligation to register the Shares (including any Restricted Shares) with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

15. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Chief Financial Officer of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

16. Choice of Law. This Agreement is entered into under the laws of the State of New York and each of the parties irrevocably consents to the jurisdiction and venue of the courts located in the State of New York.

17. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Shares or Shares in this Agreement does not create any contractual right or other right to receive any Restricted Shares, Shares or other awards in the future. Future awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

18. No Impact on Other Benefits. The value of the Grantee’s Shares (including any Restricted Shares) is not part of their normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

17. Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Shares subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the grant or vesting and allotment and issue of the Shares (including any Restricted Shares, as may be applicable) or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such grant, vesting or disposition.

18. Interpretation. In this Agreement:

a) any forfeiture of Shares described herein will take effect as a surrender of shares for no consideration of such Shares as a matter of Cayman Islands law;

b) any share dividends described herein will take effect as share capitalizations as a matter of Cayman Islands law;

c) any share splits described herein will take effect as share sub-divisions as a matter of Cayman Islands law;

d) the allotment and issuance of Shares pursuant to the terms of this Plan following the exercise of an Option or Award shall be subject to the Amended and Restated Memorandum and Articles of Association of the Company;

e) as a matter of Cayman Islands law, Shares shall not in fact be legally issued, transferred, redeemed, repurchased or forfeited until the time at which the appropriate entries are made in Register of Members of the Company (the Register of Members being prima facie evidence of legal title to shares);

f) any reference to Restricted Shares or unvested shares herein shall be to Shares awarded to the relevant participant but not yet entered in the Register of Members of the Company as being held by such participant; and

g) any reference to “vesting” or “vested shares” herein shall be to shares which have been allotted and issued to the Grantee by the entry of the Grantee as the holder of such shares in the Register of Members of the Company.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY

HITEK GLOBAL INC.

By:
Name:
Title:

GRANTEE

Name:

Signature Page to Stock Award Agreement

EXHIBIT A

HITEK GLOBAL INC. 2025 EQUITY INCENTIVE PLAN

(See attached.)

A-1

EXHIBIT B

NOTICE OF RESTRICTED SHARE GRANT

Name and address of Grantee:

Grant Date:

No. of Shares Covered:

Per Share Purchase Price: $[*] (deemed paid in full by provision of services to the Company)

Vesting and Issue of Shares Schedule (Cumulative):

Vesting and Issue Date(s)	Number of Shares to Vest and be Issued

B-1